Neuberger Berman Institutional Liquidity Series®
Neuberger Berman Institutional Cash Fund	Neuberger Berman Prime Money Fund

Supplement to the Statement of Additional Information dated July 29, 2008 as amended September 29, 2008

Lehman Brothers Asset Management LLC was renamed Neuberger Berman Fixed Income LLC. Accordingly, all references to Lehman Brothers Asset Management LLC in the statement of additional information are deleted and replaced with references to Neuberger Berman Fixed Income LLC.

In addition, the following replaces the section entitled “Management and Control of NB Management and Lehman Brothers Asset Management” in the statement of additional information:

Management and Control of NB Management and Neuberger Berman Fixed Income

NB Management and Neuberger Berman Fixed Income LLC (“Neuberger Berman Fixed Income”) are wholly owned by Neuberger Berman Group LLC (“NBG”). The directors, officers and/or employees of NB Management who are deemed “control persons,” all of whom have offices at the same address as NB Management, are: Kevin Handwerker, Joseph Amato, and Robert Conti. Mr. Conti and Mr. Amato are Trustees and officers of the Trust. The directors, officers and/or employees of Neuberger Berman Fixed Income who are deemed “control persons,” all of whom have offices at the same address as Neuberger Berman Fixed Income, are: Andrew Johnson and Bradley C. Tank.

Prior to May 4, 2009, the predecessor of NB Management and Neuberger Berman Fixed Income were wholly owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman Brothers”), a publicly owned holding company.  On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.  On December 3, 2008, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger Berman’s senior management, was selected as the successful bidder in the public auction to acquire a majority interest in Neuberger Berman’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers’ Investment Management Division (together with Neuberger Berman, the “Acquired Businesses”) (the “Acquisition”).  On December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquisition closed on May 4, 2009, and the Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman’s management team, and certain key members and senior professionals who are employed throughout the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers.

These events have not had a material impact on the Fund or its operations. NB Management and Neuberger Berman Fixed Income continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

The date of this supplement is June 1, 2009.